EXHIBIT 1.1

                           PROTECTIVE LIFE CORPORATION
                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                                                                  March 20, 2000

Tothe Representatives of the several  Underwriters to be named in the respective
  Pricing Agreements hereinafter described.

Dear Sirs or Madams:

                  From time to time Protective Life Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

                  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (such indenture, including any supplement thereto relating to the Designated Securities, the "Indenture") identified in such Pricing Agreement.

                  1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the

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Representatives of such Underwriters and the principal amount of such Designated
Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

   2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                           (a) A  registration  statement  on Form S-3 (File No.
                  333-80769), as amended by Amendment No. 1 thereto, in respect of the Securities, Common Stock and Preferred Stock of the Company and the Preferred Securities of PLC Capital Trust III and PLC Capital Trust IV, limited liability companies formed under the laws of the State of Delaware, (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") and, as so amended, has been declared effective by the Commission; such registration statement and any post-effective amendment thereto (including any registration statement increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) of the Act, as defined below), each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for delivery to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus, together with the base prospectus included in such registration statement, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement (including any Rule 462(b) Registration Statement) including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement becomes effective but excluding any Forms T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A or 434(d) under the Act to be a part of such registration statement at effectiveness, each as amended at the time such part of the registration statement become effective, being hereinafter called the "Registration Statement"; the prospectus (including, if applicable, any prospectus

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                  supplement) relating to the Registered Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this
                  Agreement,   being   hereinafter   called  the   "Prospectus",
                  provided, that if the Underwriters elect to rely on Rule 434 of the Securities Act of 1933, as amended (the "Act"), then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance on Rule 434, and all references herein to the date of the Prospectus shall mean the date of the Term Sheet; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the
                  "Exchange   Act"),  and  incorporated  by  reference  in  such
                  Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the
                  Exchange  Act after  the  effective  date of the  Registration
                  Statement   that  is   incorporated   by   reference   in  the
                  Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                           (b) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in

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                  writing  to  the  Company  by  an  Underwriter  of  Designated
                  Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                           (c) The Company met, at the time of  effectiveness of
                  the Registration Statement, and will meet as of the date of any Pricing Agreement and any Time of Delivery, the requirements for use of Form S-3 under the Act. The Registration Statement, as of the applicable effective date, and the Prospectus, as of the applicable filing date, the date hereof, the date of any Pricing Agreement and any Time of Delivery, conform and will conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto as of the date hereof, the date of any Pricing Agreement and as of any Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and
                  (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                                    Each  preliminary  prospectus and prospectus
                  delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (d) The financial statements included or incorporated
                  by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be started therein. The selected financial information and the summary financial information included in the Prospectus present fairly the

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                  information  shown  therein and have been  compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. Since the respective dates as of which information is given in the Registration
                  Statement and the Prospectus, there has not been (i) any material change in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries in excess of $9 million (excluding the Synthetic Lease which the Company has entered into regarding the expansion to its headquarters), (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or (iii) any reduction in the statutory capital or surplus of the Company's subsidiaries engaged in the business of insurance (each an
                  "Insurance  Subsidiary,"  and  collectively,   the  "Insurance
                  Subsidiaries"), taken as a whole in excess of $9 million, in each case otherwise than as set forth or contemplated in the Prospectus;

                           (e) The  Company  has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           (f) Each of Protective Life Insurance Company ("Protective Life"), United Dental Care, Inc. ("UDC") and West Coast Life Insurance Company ("West Coast"), (each a "Material Subsidiary" and, collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, in any case where it could be reasonably expected that such failure to be so qualified would have a material adverse effect on the business, financial position or results of the Company and its subsidiaries considered as a whole;

                           (g) Each of  Protective  Life and West  Coast Life is
                  duly organized and licensed as an insurance company and UDC is otherwise licensed as required in its state of incorporation and each Material Subsidiary is duly licensed or authorized as an insurer or otherwise in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except for any such jurisdiction in which the failure to be so licensed or authorized would not have

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                  a material adverse effort on the business, financial condition or results of operations of the Company and its subsidiaries, considered as a whole; and except as otherwise specifically described in the Prospectus, neither the Company nor any Material Subsidiary has received any notification from any insurance or other regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance or other regulatory authority is needed to be obtained by either of the Company or any Material Subsidiary in any case where it could be reasonably expected that the failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, considered as a whole;

                           (h) The Company has an authorized  capitalization  as
                  set forth in the Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of each of the Material Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any perfected security interests and, to the Company's best knowledge, any other security interests, claims, liens, or encumbrances;

                           (i) This Agreement has been duly authorized, executed
                  and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except that no representation or warranty is made with respect to the enforceability of Section 8 hereof. The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in
                  Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform,

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                  to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                           (j) The  issue  and  sale of the  Securities  and the
                  compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of the property or assets of the Company or any Material Subsidiary is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition or results of operations of the Company and the Material Subsidiaries taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities or (2) result in any violation of the provisions of (A) the Certificate of
                  Incorporation or By-laws of the Company or any Material Subsidiary or (B) any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any Material Subsidiary or any of their properties; provided, however that in the case of clause (B) of this paragraph 2(j), this representation and warranty shall not extend to such violations as would not have a material adverse effect on the financial condition or results of operations of the Company and the Material Subsidiaries taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; provided further, that insofar as this representation and warranty relates to the performance by the Company of its obligations under this Agreement, the Pricing Agreement or the Indenture relating to the Designated Securities, such performance is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and provided further that no representation or warranty is made with respect to the enforceability of Section 8 hereof; and no consent, approval, authorization, order, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any Material Subsidiary is required for the issue and sale of the
                  Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Securities by the Underwriters and except those which, if not obtained, will not have a material adverse effect on the financial

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                  condition  or results of  operations  of the  Company  and the
                  Material Subsidiaries taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities;

                           (k) Other  than as set forth or  contemplated  in the
                  Prospectus, there are no actions, suits or proceedings before or by any government, governmental instrumentality or court, domestic or foreign, now pending or to the knowledge of the Company threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the consolidated financial position, stockholders' equity (if applicable), total surplus (if applicable) or results of operations of the Company and its subsidiaries taken as a whole;

                           (l) The Company is not and, upon the issuance or sale
                  of the Securities and the application of the net proceeds therefrom, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                           (m) The accountants who certified  certain  financial
                  statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           (n) The statements set forth in the Prospectus  under
                  the captions "Description of Debt Securities of Protective" and "Description of the Senior Notes", insofar as they purport to constitute a summary of the terms of the Securities, and insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                           (o) Neither  the Company nor any of its  subsidiaries
                  is in violation of its Certificate of Incorporation or By-laws or other charter documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which would reasonably be expected to have a material adverse effect on the financial position or results of the Company and its subsidiaries taken as a whole or an adverse effect on the offering, servicing or payment of the debt evidenced by the Designated Securities;

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               (p) On or after the date of the Pricing Agreement relating to the
Designated Securities (i) no downgrading shall have occurred in any rating of the Company or Protective Life Insurance or the rating accorded any of the Company's debt securities by Moody's Investors Service, Inc., Standard & Poor's Corporation, A.M. Best Company, Inc. or Duff & Phelps Inc. and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating.

                  Any certificate signed by any director or officer of the Company and delivered to the Representatives or to counsel for the Representatives in connection with a sale of any Designated Security to the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby on the date of such certificate.

                  3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                  4. Unless otherwise specified in the applicable Pricing Agreement, global certificates for Designated Securities to be purchased by each Underwriter pursuant to such Pricing Agreement, registered in the name Cede & Co., shall be delivered by or on behalf of the Company to The Depository Trust Company, which shall release such Designated Securities to the accounts of the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by federal funds wire transfer of immediately available funds to a bank account specified by the Company and described in Schedule II to such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

                  5. The Company agrees with each of the Underwriters of any Designated Securities:

                           (a)  To  prepare  the   Prospectus   as  amended  and
                  supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval will not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Act not later than such time as required by Rule 424(b) and to comply with the requirements of Rule 430A and Rule 434 under the Act, if and as applicable; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to comply with the Act and the Exchange Act so as to permit the completion of the distribution of the Securities; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) Promptly from time to time to take such action as
                  the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction and provided further that in connection therewith the Company shall not be required to qualify such Designated Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

                           (c) To furnish  the  Underwriters  with copies of the
                  Prospectus as amended or supplemented and the documents incorporated by reference therein in such quantities as the Representatives may from time to time reasonably request and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the

                  Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Securities at any time more than nine months after the date of the Pricing Agreement relating to the Designated Securities, the costs of such preparation and furnishing of such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

                           (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                           (e) During the period  beginning from the date of the
                  Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

                           (f) The Company will notify the Underwriters promptly
                  of any change in (or withdrawal of) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company;

                           (g) The Company will use the net proceeds received by it from each sale of the Designated Securities in the manner specified in the Prospectus under "Use of Proceeds;"

                           (h) The  Company,  during  the period of 15 days from
                  the date on which the Designated Securities are purchased by the Underwriter, will not sell, offer to sell, grant any option for the sale of, or otherwise dispose of any of the Designated

                  Securities, any security convertible into or exchangeable into or exercisable for the Designated Securities or any debt securities substantially similar to the Designated Securities, without the prior written consent of the Underwriter.

                  6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the
Registration Statement, any Preliminary Prospectus and, subject to the proviso to Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and printing or duplicating any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the cost of qualifying the Securities with the Depository Trust Company (if applicable);
(viii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                           (a) The  Prospectus  as  amended or  supplemented  in
                  relation to the applicable Designated Securities, including any Term Sheet, if applicable, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                           (b) Bryan Cave LLP, or other counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                           (c) Deborah J. Long, Esq.,  Senior Vice President and
                  General  Counsel  of  the  Company,  or any  successor  having substantially equivalent responsibilities with the Company, shall have furnished to the Representatives such counsel's written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Company  has been duly  incorporated
                           and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                                    (ii)   The   Company   has   an   authorized
                           capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus as amended or supplemented; and all of the issued shares of capital stock of each of the Material Subsidiaries have been duly and validly authorized and issued, are fully paid and non- assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any perfected security interests and, to such counsel's best knowledge, any other security interests, claims, liens or encumbrances;

                                    (iii)   The   documents    incorporated   by
                           reference in the Registration Statement and the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein as to which such counsel need express no opinion), when they become effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (iv) The  issue  and sale of the  Designated
                           Securities being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement, any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of the property or assets of the Company or any Material Subsidiary is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not reasonably be expected to have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Designated Securities, or (ii) result in any violation of the provisions of (A) the Certificate of Incorporation or By-Laws of the Company or any Material Subsidiary or (B) any statute known to such counsel to be applicable to the Company or any Material Subsidiary or any of their respective properties, or any order, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any Material Subsidiary or any of their respective properties, except, with respect to clause (B) of this paragraph
                           (iii), such violations as would not reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; and except that for purposes of this paragraph (iii) such counsel need not express any opinion as to any violation of any federal or state securities laws or Blue Sky or insurance securities laws; provided further, that insofar as performance by the Company of its obligations under the Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and as to general equity principles;

                                    (v) To the best of such counsel's knowledge,
                           no consent, approval, authorization, order, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Designated Securities or the Indenture, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act, the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except those which, if not obtained, would not have a material adverse effect on the financial condition or results of operation of the Company and its subsidiaries taken as a whole;

                                    (vi)   There  are  no   actions,   suits  or
                           proceedings before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best of such counsel's knowledge, threatened, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject of a character required under the Federal securities laws to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

                          In rendering the opinion required by subsection (c) of this Section, (i) such counsel may state that she is admitted to the Bar of the State of Alabama only, and
                          (ii) such counsel may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions (copies of which shall have been provided to the Representatives) of other counsel in good standing whom such counsel believes to be reliable, provided that such counsel shall state that she believes that both she and the Representatives are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials (copies of which shall have been provided to the Representatives), provided that such counsel shall state that she believes that both she and the Representatives are justified in relying upon such certificates.

                  Such counsel shall also have stated that, while she has not herself checked the accuracy or completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of her review and discussion of the contents of the Registration Statement and Prospectus and any amendment or supplement thereto with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to her attention that would cause her to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules, other financial and statistical data included therein and the Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act as to which she need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (d) Nancy Kane, Esq., Senior Associate Counsel of the
                  Company, or other counsel for the Company satisfactory to the Representatives, shall have furnished to the Representatives her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Designated Securities have been duly
                           authorized, issued, executed, authenticated and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles (regardless of whether considered in a proceeding at law or in equity); and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                                    (ii) The Indenture has been duly authorized,
                           executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, the Indenture constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and to general equity principles (regardless of whether considered in a proceeding at law or in equity); the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                                    (iii)  This   Agreement   and  the   Pricing
                           Agreement with respect to the Designated Securities being delivered at such Time of Delivery have been duly authorized, executed and delivered by the Company;

                                    (iv)  The  Registration  Statement  and  the
                           Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

                                    (v) The  Registration  Statement  has become
                           effective under the Act; the Prospectus has been filed pursuant to Rule 424 under the Act, and no proceedings for a stop order have been instituted or are pending or, to the knowledge of such counsel, threatened under Section 8(d) of the Act; and no further approval of, authorization, consent, certificate or order of any governmental body, federal, state or other, is required in connection with the issuance and sale of the Designated Securities to the Underwriters as provided in the Agreement, except as may be required by state securities laws;

                                    (vi)    The Company meets the requirements
                           for use of Form S-3 under the Act;

                                    (vii)  The   statements   contained  in  the
                           Prospectus under the caption "Description of Debt Securities of Protective Life" and the corresponding sections and any section describing tax matters in any prospectus supplement relating to the Designated Securities being delivered at such Time of Delivery, insofar as such statements constitute summaries of certain provisions of the documents or U.S. laws referred to therein, fairly summarize the material provisions of such documents or U.S. laws; and

                                    (viii)  The  Company is not,  and  following
                           consummation of the transactions contemplated hereby and the application of the proceeds therefrom in the manner set forth in the Prospectus will not be, an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act.

                           In rendering the foregoing opinion, such counsel may state that she expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and The General Corporation Law of the State of Delaware.

                           Such counsel shall also have stated that, while she has not herself checked the accuracy or completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (i), (ii) and
                           (v) above, in the course of her review and discussion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules, and other financial and statistical data included therein, and except for the Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (e) On the  date of the  Pricing  Agreement  for such
                  Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, in customary form reasonably satisfactory to the Representatives, and with respect to such letter dated such Time of Delivery, as to such other matters as the
                  Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                           (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity, total surplus (if applicable) or results of operations of the Company and its subsidiaries (in the case of the Insurance Subsidiaries on either a GAAP or statutory basis), otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                           (g) At the  Time  of  Delivery,  (i)  the  Designated
                  Securities shall be rated in one of the four highest rating categories for debt securities ("Investment Grade") by any nationally recognized statistical rating agency, and the Company shall have delivered to the Underwriters a letter, dated as of a recent date satisfactory to the Underwriter, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Designated Securities have Investment Grade ratings. On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in any rating of the Company or Protective Life Insurance or the rating accorded any of the Company's debt securities by Moody's Investors Service, Inc., Standard & Poor's Corporation, A.M. Best Company, Inc. or Duff & Phelps Inc. and
                  (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating;

                           (h) On or  after  the date of the  Pricing  Agreement
                  relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a National Emergency or war, if the effect of any such event specified in this clause
                  (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended and supplemented;

                           (i) The Company shall have  furnished or caused to be
                  furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request; and

                           (j) All proceedings taken by the Company in connection with the issuance and sale of the Designated Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and to counsel to the Underwriters.

                  8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any other such prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice to effect such delivery and the Company has previously furnished copies thereof in sufficient quantities to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (excluding incorporated documents) (or the Prospectus as amended or supplemented (excluding incorporated documents)).

                           (b) Each Underwriter, severally and not jointly, will
                  indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any such prospectus, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                           (c) Promptly  after receipt by an  indemnified  party
                  under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event, shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                           (d)  If the  indemnification  provided  for  in  this
                  Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
                  (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
                  (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of
                  Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                           (e) The obligations of the Company under this Section
                  8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty- six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                           (b) If, after giving effect to any  arrangements  for
                  the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                           (c) If, after giving effect to any  arrangements  for
                  the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one- eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

                  11. If any Pricing  Agreement shall be terminated  pursuant to
Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

                  12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Protective Life Corporation, 2801 Highway 280 South, Birmingham, Alabama 35223 (telecopier no. (205) 868-3597, attention of General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in the applicable Pricing Agreement or, if none in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

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


                  14. Time shall be of the essence of each Pricing Agreement. As used herein,"business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
                  15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                               Very truly yours,

                                                     PROTECTIVE LIFE CORPORATION

                                                       By: /s/ Richard J. Bielen

                                                         Name: Richard J. Bielen
                                       Title: Senior Vice President, Investments

37369v2

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